UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 6, 2007

NYFIX, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-21324 (Commission File Number)	06-1344888 (IRS Employer Identification No.)

100 Wall Street, 26th Floor, New York, New York  10005

(Address of principal executive offices)

Registrant’s telephone number, including area code: 212 809-3542

______________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On March 6, 2007, NYFIX, Inc. (the “Company”) issued a press release, a copy of which is filed as Exhibit 99.1 to this Report (the “Press Release”), which includes certain information with respect to the Company’s results of operations during the three month and twelve month periods ended December 31, 2006. The information contained under the headings “Unaudited Divisional Revenues for the Three Months and Twelve Months Ended December 31, 2006”, “Unaudited Revenues for the Three Months Ended December 31, 2006” and “Unaudited Revenues for the Twelve Months Ended December 31, 2006” in the Press Release is hereby incorporated by reference in this Item 2.02.

Item 8.01.	Other Events.

The Press Release also announces the filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2005.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release of NYFIX, Inc., dated March 6, 2007.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NYFIX, INC.

By:	__________________________

Name: Brian Bellardo

Title:	Secretary

Dated: March 7, 2007

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EXHIBIT INDEX

99.1	Press release of NYFIX, Inc., dated March 6, 2007.

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